Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	940 Southwood, Suite 200
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
Mark R. Ludviksen
940 Southwood, Suite 200
Incline Village, NV 89451

5. Registrant's telephone number:  775.832.6250

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2007 through
                              June 30, 2007


Item 1.  Report to Stockholders


Zazove Convertible Securities Fund, Inc.
Semi Annual Report
June 30, 2007 (UNAUDITED)


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS                                         1
FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      2
  Schedule of Investments                                3-5
  Statement of Operations                                  6
  Statements of Changes in Net Assets                      7
  Notes to Financial Statements                          8-12
  PROXY VOTING POLICIES                                   13



Zazove Convertible Securities Fund, Inc.
RELATIVE PERFORMANCE
6-30-02 thru 6-30-07

[A graph illustrates the relative performance of the Fund versus the S&P 500, Russell 2000 and Lehman Aggregate Bond Index for the one year, three year and five year period ended June 30, 2007. As illustrated in the graph, during this period the Fund's return was +22.53%, +15.26% and +20.40%, respectively, while the return of the S&P 500 Stock Index was +20.59%, +11.68% and +10.70%, respectively, the return of the Russell
2000 Stock Index was +16.44%, +13.44% and +13.87%, respectively, and the return of the Lehman Brothers Aggregate Bond Index was +6.11%, +3.98% and +4.48%, respectively.]

The Fund returns are presented after all fees and expenses. The returns of the S&P 500 Stock Index, the Russell 2000 Stock Index and the Lehman Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.






ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (UNAUDITED)

ASSETS

ASSETS:
Investment Securities, at fair value
(cost $65,234,394)                                $  76,356,337

Receivables:
  Investment securities sold                          3,505,510
  Interest                                              272,983
  Dividends                                              59,543
Other                                                     2,941

     Total assets                                    80,197,314


LIABILITIES

PAYABLES:
  Capital shares redeemed                               384,111
  Due to broker                                       5,111,103
  Margin interest                                         4,009
  Transfer agency fees                                    5,584
  Custody fees                                            1,400
  Professional fees                                      31,850
  Other                                                   1,817

     Total liabilities                                5,539,874

NET ASSETS                                        $  74,657,440


ANALYSIS OF NET ASSETS:
  Common stock ($.01 par value; 25,000,000 shares authorized;
    3,103,582 shares issued and outstanding)	  $      31,036
  Paid-in surplus                                    57,466,002
  Accumulated net realized gain on investments	      5,775,710
  Accumulated undistributed net investment income       262,749
  Net unrealized appreciation on investments         11,121,943

NET ASSETS                                           74,657,440

NET ASSET VALUE PER SHARE
 (Based on 3,103,582 shares outstanding)	        $       24.06


See notes to financial statements.




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
June 30, 2007 (UNAUDITED)
                                          Principal/        Fair
                                            Shares/        Value
							 Contracts
INVESTMENT SECURITIES - 102%

CONVERTIBLE PREFERRED STOCK - 30%
UNITED STATES - 30%
AES Trust VII 6.000% Due 05-15-08             50,000    2,487,500
Bunge Limited 4.875%				    21,000	  2,412,375
Carriage Services Cap Trust 7.000%
   Due 06-01-29                               39,000    1,755,000
Dune Energy, Inc (144A) 10.000% (b)            1,800    1,800,000
Fleetwood Capital Trust 6.000%
   Due 02-15-28                               58,660    1,862,455
Healthsouth Corp. (144A) 6.500% (b)            1,800    1,657,530
ION Media 9.750% Due 12-31-06 (c)                189    1,123,761
Metromedia Int'l Group, Inc. 7.250% (d)       80,000    3,970,000
Quadramed Corp (144A) 5.500% (b)              88,000    2,442,000
Washington Mutual 5.375% Due 07-01-41         52,210    2,891,703

 Total convertible preferred stock (cost- $16,321,058)  22,402,324

CONVERTIBLE BONDS - 62%
SINGAPORE - 0%
APP Finance VI Mauritius                  12,903,000       96,773
   0.000% Due 11-18-12 (a)(c)(d)

UNITED STATES - 62%
Amgen                                      1,200,000    1,090,200
   0.125% Due 02-01-11
CA, Inc. 					       1,600,000    2,134,560
   1.625% Due 03-15-07 (d)
Carnival Corporation                       3,230,000    2,220,625
   1.132% Due 04-29-33
Cell Therapeutic, Inc.                     1,500,000      862,500
   4.000% Due 07-01-10 (d)
Disney Walt Company                        1,850,000    2,217,688
   2.125% Due 04-15-23(d)
Durect Corp.                               1,388,000    1,880,740
   6.250% Due 06-15-08
Eastman Kodak (144A)                       2,200,000    2,329,800
   3.375% Due 10-15-33 (b)(d)
Electronic Data Systems				 2,000,000    2,026,260
   3.875% Due 07-15-23
FiberTower Corp (144A)			       2,100,000    2,303,511
   9.000% Due 11-15-12 (b)
Global Crossing Ltd.                       2,150,000    2,258,575
   5.000% Due 05-15-11
Hewlett-Packard Co.				 1,800,000    1,351,800
   0.000% Due 10-14-17 (c)
Intel Corp.                                2,900,000    2,765,875
   2.950% Due 12-15-35
Johnson and Johnson                        3,050,000    2,587,620
   0.000% Due 07-28-20 (c)(d)(e)
Level Three Communications                 1,000,000    1,917,500
   10.000% Due 05-01-11
Level Three Communications                 1,500,000    1,895,625
   3.500% Due 06-15-12
Medtronic, Inc. 					 2,500,000    2,630,000
   1.625% Due 04-15-13
Merrill Lynch                              2,300,000    2,826,470
   0.000% Due 03-13-32 (c)
Molson Coors Brewing Company               2,180,000    2,266,764
   2.500% Due 07-30-13
PRG-Schultz International                    466,181    1,143,309
   10.000% Due 03-15-11 (d)
RPM International                          1,950,000    1,240,688
   1.389% Due 05-13-33
TJX Companies, Inc.                        2,460,000    2,254,590
   0.000% Due 02-13-21 (c)
UTStarcom, Inc.                            2,500,000    2,475,000
   0.875% Due 03-01-08
YRC Worldwide                              1,500,000    1,671,150
   3.375% Due 11-25-23

 Total United States                                   46,350,849

Total convertible bonds (cost - $43,001,165)           46,447,621

CONVERTIBLE BOND UNITS - 2%
UNITED STATES - 2%
Hercules Inc. 6.500%                           1,720    1,556,600
  Due 06-30-29


Total Convertible Bond Units (cost $1,300,485)          1,556,600

CORPORATE BONDS - 1%
UNITED STATES - 1%
PRG-Schultz International                    464,403      471,369
  11.000% Due 03-15-11
Tower Automotive                           2,500,000      125,000
  12.000% Due 06-01-13
      Total Corporate Bonds (cost $983,162)               596,369

COMMON STOCK - 2%
UNITED STATES - 2%
Durect Corporation                                56          216
PRG-Schultz International                         56          890
Scottish Re Group Ltd.                       305,787    1,495,298

	Total Common Stock (cost $1,503,415)              1,496,404

PREFERRED STOCK - (0%, cost $2,953)
GREAT BRITAIN - 0%
PTV Inc. $5.00                                   594        3,148

CALL OPTIONS - 1%, cost $900,762)

UNITED STATES - 1%
Lowes Corporation(d)                            800      972,000

WARRANTS - (4%, cost $1,221,394)
UNITED STATES - 4%
Mirant(Series A)                              28,100      646,862
Mirant(Series B)                              91,900    2,235,008

       Total Warrants (cost $1,221,394)                 2,881,870


TOTAL INVESTMENT SECURITIES (cost - $65,234,394)       76,356,337

Other assets less liabilities - (2)%                  (1,698,897)

NET ASSETS - 100%                                     $74,657,440


(a) This security is in default and interest is not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the custodian.
(e) Security was originally issued by Alza Corp, which was subsequently assumed by Johnson & Johnson through acquisition.


Percentages are based upon the fair value as a percent of net assets as of June 30, 2007

See notes to financial statements.                     (concluded)



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)


INVESTMENT INCOME:
  Interest                                          $   728 261
  Dividends                                             516,418
  Other                                                   8,420

      Total investment income                         1,253,099

   EXPENSES:
   Management fees                                      583,006
   Margin interest                                      163,093
   Transfer agency fees                                  39,796
   Professional fees                                     21,179
   Director fees                                          5,250
   Custody expense                                        6,330
   Insurance expense                                      2,086
   Clearance fees                                           373
   Other                                                  1,279

        Total expenses                                  822,392


NET INVESTMENT INCOME                                   430,707

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                    5,923,241
  Net change in unrealized appreciation of
   investments                                       (1,425,028)

     Net realized and unrealized gain from
  investments                                         4,498,213

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                          $4,928,920


See notes to financial statements.




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)


OPERATIONS:
Net investment income                                  $  430,707
Net realized gain on investments                        5,923,241
Net change in unrealized appreciation                  (1,425,028)
 on investments

Net increase in net assets resulting
 from operations                                        4,928,920


CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                               2,762,742
Payments for shares redeemed                           (1,324,313)

Net increase in net assets resulting
 from capital share transactions                        1,438,429

NET INCREASE IN NET ASSETS                              6,367,349

NET ASSETS - Beginning of year                          68,290,091

NET ASSETS - June 30, 2007                              74,657,440



See notes to financial statements.




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2007


1.   ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a nondiversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-The Fund's financial statements have been prepared using the accrual basis of accounting.

Use of Estimates-The Fund's financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Securities-Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer from at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Board of Directors, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Investment Advisor with the oversight by the Board of Directors pursuant to Board of Directors' approved procedures.

Investment Transactions and Income-Security transactions (including securities sold short) are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the effective interest method. Distributions from the Fund are recorded on the ex-distribution date.

Indemnifications - Under the Funds organizational documents, the Fund is obligated to indemnify its directors, officers and investment advisor against certain liabilities relating to the business or activities undertaken by them on behalf of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide for general indemnification to other parties.
The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss to be remote.

New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation
No. 48 Accounting for Uncertainty in Income Taxes (FIN 48).
FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolios tax returns to determine whether the tax positions are more-likely-than-not of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.
At this time, management is evaluating the implications of FIN 48, and its impact on the financial statements has not yet been determined.

In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007.
SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the financial statements and their disclosures, and its impact has not yet been determined.

3.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of the Board of Directors at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.

In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Analysis of Changes in Shares

Shares sold                                         117,326
Shares redeemed                                     (56,666)

 Net increase                                        60,660

 Shares outstanding at the beginning
  of year                                          3,042,922

 Shares outstanding at the end of year             3,103,582


4.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement.
As Investment Advisor to the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

                                        Net Assets
                                         in Excess
                                      of $20,000,000   Net Assets
                 First $20,000,000        up to       in Excess of
 Net Assets        in Net Assets        $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with the offering of shares in the Fund. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of four directors: Gene T. Pretti, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor will receive $3,500 for their service to the Fund during 2007.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's
Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board of Directors. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

5.   INCOME TAXES

It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.

At December 31, 2006, the Fund had undistributed ordinary income of $326,265, undistributed short term capital gains of $17,999 and undistributed long term capital gains of $84,598 for federal income tax purposes.

At June 30, 2007, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:

  Cost of investment for tax purposes            $65,667,868

  Gross tax unrealized appreciation               12,474,037
  Gross tax unrealized depreciation               (1,785,568)

  Net tax unrealized appreciation on investments $10,688,469

6.   INVESTMENT TRANSACTIONS

For the six months ended June 30, 2007, the cost of purchases and proceeds from sales of investments(excluding short-term investments) were $22,339,024 and $24,258,326, respectively. There were no purchases or sales of long-term U.S. government securities.

7.   OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK

The Fund may engage in the short sale of securities. Investment securities sold short, not yet purchased, represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long convertible positions.

At June 30, 2007, the Fund's top five industry concentrations
(as a percentage of investment securities at fair value) were as follows:

  Utilities - Electric                                     7.2%
  Healthcare Equipment & Supplies                          7.0%
  Software - Applications & Systems                        6.1%
  Misc. Media				                       5.3%
  Integrated Telecom Services                              5.1%


Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB Bank, N.A.) for this purpose. The resulting concentration of credit risk is mitigated by the custodian's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. In addition, the Fund has established an account with a brokerage firm (Bear Stearns Securities Corp.) for the purpose of purchasing securities on margin. At June 30,2007, the Fund owed the brokerage firm $5,111,103 for securities purchased on margin (reflected as due to brokers in the statement of assets and liabilities). The Fund has pledged sufficient securities as collateral for the margin account held by the custodian. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate (5.25% at June 30, 2007) plus 30 basis points. For the six months ended June 30, 2007, margin interest expense was $163,093.

                          * * * * *



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at
800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.







ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               940 Southwood Blvd., Suite 200
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT REGISTERED         Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM         111 South Wacker Drive
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             803 W. Michigan Street, Suite A
                               Milwaukee, WI  53233-2301





Item 2:	Code of Ethics
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 3:  Audit Committee Financial Expert
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 4:  Principal Accountant Fees and Services
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 5:  Audit Committee of Listed Registrants
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 8: Portfolio Managers of Closed-End Investment Companies.
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-                     *             *

February       -0-

March         40,701	 $23.10    	   *             *

April          -0-

May            -0-

June          15,965     $24.06        *             *

* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during 2004. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.

Item 12:  Exhibits
(a)(1) Not applicable.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

(a)(3) Not applicable.

(b) No applicable.